UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

KAR Auction Services, Inc. (the “Company”) previously announced the retirement of the Company’s Executive Vice President and Chief Financial Officer, Eric M. Loughmiller, who retired effective December 31, 2022. On December 30, 2022, the Company’s Board of Directors appointed Scott A. Anderson to serve as the Company’s Interim Chief Financial Officer and principal financial officer, effective January 1, 2023. Mr. Anderson will continue to serve as the Company’s Chief Accounting Officer and principal accounting officer.

Mr. Anderson, age 56, has been Chief Accounting Officer of the Company since March 1, 2021. Previously, Mr. Anderson served as Vice President and Controller of the Company from 2007 to February 2021, and as Controller of ADESA, Inc. from 2001 to 2007. Prior to joining the Company, Mr. Anderson served as senior manager of assurance and business advisory services at PricewaterhouseCoopers LLP from 1997 to 2001, and held various positions at PricewaterhouseCoopers LLP from 1988 to 1997.

No compensation agreement or arrangement has been entered into with Mr. Anderson in connection with his appointment. There are no arrangements or understandings between Mr. Anderson and any other person pursuant to which he was appointed to this position, and there are no family relationships between Mr. Anderson and any director or executive officer of the Company. There are no transactions involving Mr. Anderson that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Eric M. Loughmiller’s retirement and to assist in the transition of the chief financial officer role, the Company and Mr. Loughmiller intend to enter into a consulting agreement pursuant to which Mr. Loughmiller will provide consulting services for up to six months for a fee of $5,000 per month.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    January 6, 2023                    KAR Auction Services, Inc.

/s/ Charles S. Coleman
Charles S. Coleman
Executive Vice President, Chief Legal Officer and Secretary